===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement           [_]  Confidential, for Use of the
                                                Commission Only (as permitted
[X]  Definitive Proxy Statement                 by Rule 14a-6(e)(2))

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                   CSP INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (4) Date Filed:

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Notes:



Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                                    CSP INC.
                         (A Massachusetts Corporation)

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             ---------------------

                                January 9, 2001

   Notice is hereby given that the Annual Meeting of Stockholders of CSP Inc. (the "Company") will be held at the executive offices of the Company, 43 Manning Road, Billerica, Massachusetts 01821 on Tuesday, January 9, 2001, beginning at 9:00 a.m. local time, for the following purposes:

  1.  To elect one Class II Director, for a three-year term.

  2.  To act upon a proposal to approve and adopt a 2000 Stock Option Plan.

  3. To transact such further business as may properly come before the Meeting, or any adjournment or adjournments thereof.

   The Board of Directors has fixed the close of business on November 17, 2000 as the record date for determining the stockholders of the Company entitled to notice of, and to vote at, said Meeting and any adjournment thereof. Only stockholders of record on such date are entitled to notice of, and to vote at, said Meeting or any adjournment thereof.

                                          By Order of the Board of Directors

                                          Gary W. Levine
                                          Clerk

November 29, 2000

                             YOUR VOTE IS IMPORTANT

                   PLEASE SIGN AND RETURN THE ENCLOSED PROXY,
                 WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                                    CSP INC.
                         (A Massachusetts Corporation)
                             ---------------------

                                PROXY STATEMENT
                             ---------------------

                         Annual Meeting of Stockholders
                                January 9, 2001

   This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of CSP Inc. ("CSPI" or the "Company") of proxies for use at the Annual Meeting of Stockholders to be held on January 9, 2001 (the "Meeting") and at any adjournment thereof. A form of proxy is enclosed. Any stockholder executing such a proxy may revoke it at any time insofar as it has not been exercised. All properly executed proxies that are received by the Company before the Meeting and that are not revoked will be voted at the Meeting in accordance with the stockholder's direction. The principal executive offices of the Company are located at 43 Manning Road, Billerica, Massachusetts 01821. The approximate date on which this Proxy Statement and the form of proxy will be sent to stockholders is November 30, 2000.

                         ANNUAL REPORT TO STOCKHOLDERS

   The Company's Annual Report for the fiscal year ended August 31, 2000 accompanies this Proxy Statement, but is not incorporated herein and is not to be deemed a part hereof.

Item 1. ELECTION OF DIRECTORS

   The Company, as a Massachusetts corporation with a class of voting stock registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), has a Board of Directors divided into three classes, as nearly equal in size as practicable, referred to as Class I, Class II and Class III. The Directors in each class serve for a term of three years and until their successors are duly elected and qualified. As the term of one class expires, a successor class is elected at the annual meeting of stockholders for that year. There is currently one Class II Director, whose term will expire at the Annual Meeting to be held on January 9, 2001; two Class I Directors, who were elected or appointed to serve until the annual meeting to be held with respect to the end of the 2001 fiscal year; and two Class III Directors, who were elected to serve until the annual meeting to be held with respect to the end of the 2002 fiscal year.

   Pursuant to the by-laws of the Company, the Board of Directors has fixed the number of Directors that will constitute the entire Board of Directors at five, and has nominated one Class II Director for election at the Annual Meeting to be held January 9, 2001.

   Unless authority is withheld, proxies in the accompanying form will be voted in favor of electing J. David Lyons as a Class II Director, to hold office until the annual meeting to be held with respect to the end of the 2003 fiscal year and until his respective successor is elected and qualified, one Class II nominee identified in the table below. If the proxy is executed in such a manner as to withhold authority to vote for the nominee for Director, such instructions will be followed by the persons named in the proxy.

   Under the by-laws of the Company, a majority of the shares of the Company's common stock, par value $.01 per share ("Common Stock"), issued and outstanding and entitled to vote will constitute a quorum for the Meeting. If a quorum is present at the Meeting, the vote of a majority of the shares of Common Stock present or represented at the Meeting and entitled to vote is required to elect the Director. If a quorum is not present at the scheduled time for the Meeting, the persons named in the proxy will vote to adjourn the Meeting until a later date when a quorum can be obtained. Pursuant to the Company's by-laws, if it is necessary to adjourn the Meeting for that purpose, no notice of the time and place of the adjourned meeting is required to be given to stockholders.

   In general, votes withheld from any nominee for election as Director, abstentions, and broker "non-votes" are counted as present or represented for purposes of determining the presence or absence of a quorum for the meeting. A "non-vote" occurs when a broker or nominee holding shares for a beneficial owner does not vote on a proposal because, in respect of such proposal, the broker or nominee does not have discretionary voting power and has not received instructions from the beneficial owner. The vote on each matter submitted to stockholders is tabulated separately. Abstentions are included in the number of shares present or represented and voting on each matter. Broker "non-votes" are not so included.

   Mr. Lyons is currently a member of the Board of Directors. Although the Company expects Mr. Lyons to accept nomination and to serve if elected, if he is unable to serve at the time of election, then proxies will be voted for some other person or the Board of Directors may fix the number of Directors at a lesser number.

Nominee

   Listed below is the nominee showing his age, the year he was first elected a Director of the Company, and his business affiliations.

 Name, Age and Class                           Business Affiliations
 -------------------                           ---------------------
 J. David Lyons (62)..............  Director of CSPI since March 1997;
 Class II                           President of Aubin International, Inc., an
                                    executive search firm, from 1996 to
                                    present; Executive Vice President at
                                    National Data Corp. from 1993 to 1996;
                                    Executive Vice President Sales and
                                    Marketing, Syncordia from 1991 to 1993.

Directors

   Listed below are the continuing Directors of the Company, with information showing the age of each, the year each was first elected a Director of the Company, and the business affiliations of each. Messrs. Lupinetti and James are Class III Directors, whose terms expire in 2002. Messrs. Smith and Williams, are Class I Directors whose terms expire in 2003.

 Name, Age and Class                           Business Affiliations
 -------------------                           ---------------------
 Sandford D. Smith (53)...........  Director of CSPI since 1993; President of
 Class I                            Therapeutics International of Genzyme
                                    Corp., a biopharmaceutical company, since
                                    February 1997; President of Specialty
                                    Therapeutics of Genzyme Corp., from April
                                    1996 to February 1997; President and Chief
                                    Executive Officer of Repligen Corporation
                                    from 1987 to 1996; Director of Ariad
                                    Pharmaceuticals, Inc. and Chemex
                                    Pharmaceuticals, Inc.

 Robert M. Williams (62)..........  Director of CSPI since July 1998; from 1995
 Class I                            to his retirement in March 1999 served as
                                    Vice President for Asia, Africa and the
                                    Near East of International Executive Corps,
                                    a company that directs technology and
                                    business programs as a contractor for the
                                    US Foreign Aid Program; consultant to RM
                                    Williams Associates Technology, from 1993
                                    to 1995; Vice President of Worldwide
                                    Development, Industrial Sector Division for
                                    International Business Machine Corp., and
                                    served in various positions from 1963 to
                                    1993.

 Name, Age and Class                           Business Affiliations
 -------------------                           ---------------------
 C. Shelton James (60)............  Director of CSPI since 1994; from 1993
 Class III                          until his retirement in July, 2000,
                                    President of Fundamental Management
                                    Corporation; Director of Cyberguard Corp.
                                    until March 2000; Chief Executive Officer
                                    and Chairman of the Board of Elcotel from
                                    May 1991 until February, 2000; Director of
                                    DRS Technologies, Concurrent Computer
                                    Corporation, and S.K. Technologies; Trustee
                                    of Clarkson University.

 Alexander R. Lupinetti (55)......  Director of CSPI since 1996; Chairman of
 Class III                          the Board of Directors since January 1998;
                                    Chief Executive Officer and President of
                                    CSPI since October 1996; President and
                                    Chief Executive Officer of each of TCAM
                                    Systems Inc., Shared Systems Corporation
                                    and SoftCom Systems Inc. subsidiaries of
                                    Stratus Computer Inc., from 1987 to 1996.

   The Board of Directors recommends that you vote FOR Mr. Lyons as Director listed in this Proxy Statement.

Committees and Meetings of the Board of Directors

   The Company's Board of Directors met five times during the fiscal year ended August 31, 2000 ("fiscal 2000"). Each Director has attended at least 75% of all meetings of the Board and committees which he is a member.

   The Board of Directors has an Audit Committee and a Compensation Committee, but does not have a nominating committee or other committee performing similar functions. The Audit Committee consists of Messrs. James and Williams. The Audit Committee met four times during fiscal 2000. The Compensation Committee consists of Messrs. Lyons, James and Smith. The Compensation Committee met twice during fiscal 2000.

Compensation of Directors

   Each Director who is not an employee of the Company receives a quarterly fee of $440 to serve as a Director, a quarterly fee of $138 for each committee of the Board of which he is a member and a fee of $550, plus expenses, for each meeting of the Board which he attends.

   In addition, each non-employee Director receives 200 restricted shares of CSP Inc. Common Stock annually as additional compensation. These shares cannot be sold for one year from the date of issuance. Each non-employee Director also receives an annual non-discretionary grant of a non-statutory option to purchase 1,000 shares of Common Stock on the last business day of January in each year. The aggregate number of shares that may be issued to all non-employee Directors pursuant to this arrangement is 26,620. These non-discretionary options have an exercise price per share equal to the fair market value of the Common Stock on the date of grant, are not exercisable until after six months following such date, have a term of three years and are fully vested after six months.

Executive Compensation

   Summary Compensation Table. The following Summary Compensation Table sets forth certain information regarding compensation paid or accrued by the Company with respect to the Company's Chief Executive Officer and the Company's most highly compensated officers other than the Chief Executive Officer who served as executive officers during fiscal 2000 and whose annual compensation exceeds $100,000 for fiscal 2000:

                           SUMMARY COMPENSATION TABLE

                                              Annual            Long Term
                                           Compensation       Compensation
                                         ----------------- -------------------
Name and Principal Position       Fiscal                   Option  All Other
  (at August 31, 2000)             Year   Salary   Bonus   Grants Compensation
---------------------------       ------ -------- -------- ------ ------------
Alexander R. Lupinetti...........  2000  $267,968 $102,695 75,000   $63,127(1)
  Chairman, President and          1999  $251,125 $ 63,393 60,500   $60,861(2)
  Chief Executive Officer          1998  $240,960 $200,000 53,240   $ 7,535(3)

Gary W. Levine...................  2000  $133,135 $ 30,520 10,000   $35,564(4)
  Vice President of Finance        1999  $125,271 $ 18,253  6,050   $34,809(5)
  and Chief Financial Officer      1998  $118,486 $ 60,000     --   $ 4,659(6)

William Bent.....................  2000  $114,782 $  2,842  4,000   $ 4,329(7)
  Vice President and General
   Manager                         1999  $106,392 $  8,110  2,420   $ 4,286(7)
  of CSP Multicomputer Division    1998  $103,537 $ 42,484  2,662   $ 3,669(7)

--------
(1) This amount is comprised of a $7,422 contribution by the Company to Mr. Lupinetti's 401(k) plan and $55,705 for a split dollar life insurance policy for the benefit of Mr. Lupinetti.
(2) This amount is comprised of a $5,000 contribution by the Company to Mr. Lupinetti's 401(k) plan and $55,861 for a split dollar life insurance policy for the benefit of Mr. Lupinetti.
(3) This amount represents contributions by the Company to Mr. Lupinetti's 401(k) plan.
(4) This amount is comprised of a $4,744 contribution by the Company to Mr. Levine's 401(k) plan and $30,820 for a split dollar life insurance policy for the benefit of Mr. Levine.
(5) This amount is comprised of a $3,763 contribution by the Company to Mr. Levine's 401(k) plan and $31,046 for a split dollar life insurance policy for the benefit of Mr. Levine.
(6) This amount represents contributions by the Company to Mr. Levine's 401(k) plan.
(7) These amounts represent contributions by the Company to Mr. Bent's 401(k) plan.

   Option Grants Table. The following table sets forth certain information regarding stock options granted during the fiscal year ended August 31, 2000 by the Company to the executive officers named in the Summary Compensation Table:

                      OPTIONS GRANTED IN LAST FISCAL YEAR

                                      Individual Grants
                                ------------------------------
                                                                              Potential
                                                                              Realized
                                                                          Value at Assumed
                                                                           Annual Rates of
                                                                                Stock
                                                                                Price
                                  % of total                              Appreciation for
                                options granted Exercise price             Option Terms(2)
                         Option  employees in     Per share    Expiration -----------------
                         Grants   fiscal year     ($/SH)(1)       Date       5%      10%
                         ------ --------------- -------------- ---------- -------- --------
Alexander Lupinetti..... 75,000      63.9%          $5.00       10/19/09  $235,835 $597,653
Gary W. Levine.......... 10,000       9.1%          $5.00       10/19/09  $ 31,445 $ 79,687
William Bent............  4,000       3.6%          $5.00       10/19/09  $ 12,578 $ 31,875

--------
(1) Stock options were granted at an exercise price equal to the fair market value of the Company's Common Stock on the date of the grant. The stock options expire ten years from the date of grant.
(2) Amounts reported in these columns represent amounts that may be realized upon exercise of the options immediately prior to the expiration of their term assuming the specified compounded rates of appreciation of the Company's Common Stock over the term of the options. These numbers are calculated based on rules promulgated by the Securities and Exchange Commission and do not reflect the Company's estimates of future stock price growth. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the timing of such exercise and sale of the shares and the future performance of the Company's Common Stock. There can be no assurances that the rates of appreciation assumed in this table can be achieved or that the amount shown will be received by the individual.

   Messrs. Lupinetti, Levine and Bent were also granted options to acquire 25,000, 4000 and 4,000 shares, respectively, at a per share exercise price of $4.25, being the fair market value of a share of the Common Stock on October 18, 2000, the date of the grant.

   Fiscal Year-End Option Table. The following Fiscal Year-End Option Table sets forth certain information regarding stock options held as of August 31, 2000 by the executive officers named in the Summary Compensation Table.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

                                                                                  Value of Unexercised
                                                  Number of Unexercised           In-the-Money Options
                            Shares             Options at Fiscal Year-End         at Fiscal Year-End(1)
                           Acquired    Value   ------------------------------   -------------------------
Name                      on Exercise Realized Exercisable     Unexercisable    Exercisable Unexercisable
----                      ----------- -------- -------------   --------------   ----------- -------------
Alexander R. Lupinetti..       --        --            137,940          148,660   $3,516       $15,234
Gary W. Levine..........       --        --             17,441           14,537   $9,621       $ 2,500
William Bent............       --        --              5,763            6,647   $1,727       $ 1,000

--------
(1) Value is based on the last sales price of Common Stock $5.25 on August 31, 2000, the last day prior to the end of fiscal 2000 for which a trade in the Common Stock was reported by the NASDAQ National Market, less the applicable option exercise price. These values have not been and may never be realized. Actual gains, if any, will depend on the value of the Common Stock on the date of the sale of the shares.

401(k) Plan

   The Company has a defined contribution profit-sharing plan pursuant to
Section 401(k) of the Internal Revenue Code for the benefit of its employees, including officers. The Board of Directors of the Company determines from year to year whether and to what extent the Company will contribute to the 401(k) plan by making matching contributions to the plan or by making profit-sharing contributions to the plan, allocated in proportion to each eligible employee's compensation, as a percentage of the compensation of all eligible employees. During fiscal year 2000, the matching contribution by the Company was set at 50% of contributions by eligible employees up to a maximum of 6% of salary.

Employee Stock Purchase Plan

   The Company has an employee stock purchase plan under Section 423 of the Internal Revenue Code pursuant to which participating employees may utilize payroll deductions to purchase shares of the Company's Common Stock at a discount from fair market value

Compensation Committee Report

   The Compensation Committee of the Board is composed of three Directors, Messrs. Lyons, James and Smith. The Compensation Committee also administers the Company's stock option plans. This Committee is charged with the responsibility of reviewing and approving executive officers' compensation and approving all discretionary grants of stock options under the Company's stock option plan. The following describes the compensation programs in effect during fiscal 2000.

 Compensation Policy

   The Company's compensation policies are designed to pay executives an annual salary that is industry competitive and an annual bonus that is based both on the performance of the Company and on individual goals established for each of the executives for the fiscal year. The Company also has longer term incentives based on stock options. All three components of compensation are reviewed annually by the committee to ensure salaries remain competitive, bonuses reward performance and stock options provide continued incentives.

   Salaries for executive officers are based on the duties and responsibilities of the position held by the executive compared with executive officers of other companies in the industry. Salaries are reviewed and established annually. Various industry salary surveys are reviewed and provided to the Committee to review in establishing the new compensation. Each executive has a performance review prepared by the Chief Executive Officer. During this review the officer's performance over the prior year is assessed and goals are established for the next year. This information is communicated to the Compensation Committee and, based on this review and salary surveys, the annual salary for the executive is established for next year.

   Executive officers and key management employees participate in the bonus plan. Payments under the plan are contingent on the Company meeting its sales and net earnings objectives for the fiscal year. Based on the extent to which the Company achieves those objectives, each participant other than the Chief Executive Officer receives an executive bonus of up to 30%, and the Chief Executive Officer receives up to 50%, of his regular annual salary if the Company meets the revenue and profit goals and he has met his individual objectives. If Company exceeds the sales and profit goals, the bonus percentage increases. If, in addition, the officer or employee achieves his individual goals established by the Company, the balance of the bonus will be paid. The Committee reviews both the individual and Company goals annually. In fiscal 2000, Messrs. Lupinetti, Levine and Bent received bonuses of $102,695, $30,520, and $2,842 respectively, based on the sales and profits of Company and the attainment of individual objectives. Approximately 19.3% of the Company's compensation to executives in fiscal 2000 was in the form of bonuses.

   The Company from time to time grants stock options to some or all of its executives and key employees as a means of creating a long-term incentive and benefit. Such stock options are generally granted at the fair market value of shares of Common Stock on the date of grant. Thus, no benefit will accrue to the executive or key employee from the stock option grant until the Common Stock appreciates. This creates a long-term goal for appreciation of the Common Stock which coincides with the interests of the stockholders.

 Chief Executive Officer Compensation

   The Company has an employment agreement with Mr. Lupinetti dated September 12, 1996 (the "Employment Agreement"), pursuant to which Mr. Lupinetti became Director, Chief Executive Officer and President of the Company effective October 1, 1996. Under the terms of Mr. Lupinetti's contract, if the Company is acquired by a way of sale of substantially all of its assets or by merger, all Mr. Lupinetti's stock options will fully vest at the time of such acquisition. The Company also has provided Mr. Lupinetti with an automobile. In the event Mr. Lupinetti's employment is terminated by the Company other than for cause (as defined), Mr. Lupinetti is entitled to 12 months of severance pay at his then effective annual salary per month. Mr. Lupinetti participated in the Executive and Key Management Bonus Plan. Payments under the plan are contingent on the Company meeting its sales and net earnings objective for the year. Based on the Company meeting objectives in fiscal 2000, Mr. Lupinetti received 38% of his annual compensation as a bonus. Mr. Lupinetti's base compensation was increased from $267,500 to $284,500, effective October 18, 2000 and his base salary was last increased in October, 1999. Mr. Lupinetti was also granted 25,000 options to acquire Common Stock under the Company's 1997 Stock Option Plan at an exercise price per share of $4.25, the fair market value of the Common Stock on the date of the grant. Mr. Lupinetti had stock options of 268,600 as of August 31, 2000, all granted at the fair market value of stock on the date of the grant. Subsequently, he will again be eligible for the bonus plan which is based on achieving revenue and earning objectives.

                                          COMPENSATION COMMITTEE
                                          J. David Lyons
                                          C. Shelton James
                                          Sandford D. Smith

Compensation Committee Interlocks and Insider Participation

   J. David Lyons, C. Shelton James, and Sandford D. Smith served on the Compensation Committee during fiscal 2000. Persons serving on the Compensation Committee had no relationships with the Company other than their relationship to the Company as Directors entitled to the receipt of standard compensation as Directors and members of certain committees of the Board and their relationship to the Company as stockholders. No person serving on the Compensation Committee or on the Board of Directors is an executive officer of another entity for which an executive officer of the Company serves on the board of directors or on that entity's compensation committee.

Report of the Audit Committee of the Board of Directors

   Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act or the Exchange Act that might incorporate this Proxy Statement or future filings with the SEC, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filing.

 Membership and Role of the Audit Committee

   The Audit Committee consists of the following members of the Company's Board of Directors: C. Shelton James, Sandford Smith and Robert Williams. Each of the members of the Audit Committee is independent as defined under the National Association of Securities Dealers' listing standards. The Audit Committee operates under a written charter adopted by the Board of Directors which is included in this proxy statement as Appendix A.

   The primary function of the Audit Committee is to provide advice with respect to the Corporation's financial matters and to assist the Board of Directors in fulfilling its oversight responsibilities regarding finance, accounting, tax and legal compliance. The Audit Committee's primary duties and responsibilities are to: (1) serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system; (2) review and appraise the audit efforts of the Corporation's independent accountants; (3) evaluate the corporations quarterly financial performance as well as its compliance with laws and regulations; (4) oversee management establishment and enforcement of financial policies and business practices; and (5) provide an open avenue of communication among the independent accountants, financial and senior management, counsel and the Board of Directors.

 Review of the Company's Audited Financial Statements for the Fiscal Year ended August 31, 2000.

   The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended August 31, 2000 with the Company's management. The Audit Committee has discussed with KPMG LLP, the Company's independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

   The Audit Committee has also received the written disclosures and the letter from KPMG required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Audit Committee has discussed the independence of KPMG LLP with that firm.

   Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended August 31, 2000 for filing with the SEC.

   Submitted by: C. Shelton James
                 Sandford Smith
                 Robert Williams

                        INFORMATION CONCERNING AUDITORS

   The Board of Directors selected the firm KPMG LLP to audit the Company's financial statements for the past fiscal year. The Company's Board of Directors has not yet selected the Company's independent public accountant for the current fiscal year. A representative of KPMG LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if such representative desires to do so and will be available to respond to appropriate questions.

Performance Graph

   The following Performance Graph compares the performance of the Company's cumulative stockholder return with that of a broad market index (the NASDAQ Stock Market Index) and a published industry index (the NASDAQ Computer Manufacturers' Index) for each of the most recent five fiscal years. The cumulative stockholder return for shares of Common Stock and each of the indices is calculated assuming that $100 was invested on August 31, 1995. The Company paid no cash dividends during the periods shown. The performance of the indices is shown on a total return (dividends reinvested) basis. The graph lines merely connect year-end dates and do not reflect fluctuations between those dates.





                              [GRAPH APPEARS HERE]

                                        Cumulative Total Return
                  -------------------------------------------------------------
                  8/25/95   11/30/95    2/29/96    5/31/96    8/30/96  11/30/96
                  -------   --------    -------    -------    -------  --------
CSP INC.          100.00     102.13     112.06     109.22      88.65     97.87
RUSSELL 2000      100.00     101.32     107.12     119.68     110.82    118.05
NASDAQ
 COMPUTER &
 DATA PROCESSING  100.00     109.27     113.40     130.29     115.43    134.80
                                        Cumulative Total Return
                  -------------------------------------------------------------
                  2/28/97    3/31/97    8/29/97   11/30/97    2/28/98   5/31/98
                  -------    -------    -------   --------    -------   -------
CSP INC.           85.11      83.69      90.78      89.36     104.96    126.77
RUSSELL 2000      120.57     128.02     142.91     145.69     156.69    155.21
NASDAQ
 COMPUTER &
 DATA PROCESSING  133.43     155.05     170.24     173.97     199.62    202.57
                                        Cumulative Total Return
                  -------------------------------------------------------------
                  8/28/98   11/30/98    2/28/99    5/31/99    8/29/99  11/30/99
                  -------   --------    -------    -------    -------  --------
CSP INC.          106.10     106.41     109.84     105.72      94.40     71.74
RUSSELL 2000      115.19     136.04     134.53     151.04     147.86    157.36
NASDAQ
 COMPUTER &
 DATA PROCESSING  187.97     252.57     312.99     325.98     362.82    475.86
                     Cumulative Total Return
                  -----------------------------
                  2/29/00    5/31/00    8/30/00
                  -------    -------    -------
CSP INC.          215.23      92.51      83.07
RUSSELL 2000      181.02     149.65     169.47
NASDAQ
 COMPUTER &
 DATA PROCESSING  671.00     426.93     524.32

Item 2. APPROVAL OF THE 2000 STOCK OPTION PLAN

Reasons for the 2000 Plan

   The Company's 2000 Stock Option Plan (the "2000 Plan"), which authorizes the grant of options to acquire up to 250,000 shares of Common Stock, was adopted by the Board of Directors on October 10, 2000. The Company is proposing that stockholders approve the 2000 Plan, so that the Company will be able to continue to grant incentive stock options to its employees after no options are available for grant under the existing Stock Option Plan. As of November 3, 2000, only 51,291 options remained available for grant under the 1997 Stock Option Plan. Approval of the 2000 Plan is being submitted to a vote of the stockholders for two reasons. First, stockholder approval is required by the incentive stock option provisions of the Internal Revenue code of 1986, as amended (the "Code"). Second, the Company believes that stockholder approval may be required by regulations of the National Association of Securities Dealers applicable to issuers of securities in connection with option plans.

   If a quorum is present at the Meeting, the vote of a majority of the shares of Common Stock present or represented at the Meeting and entitled to vote is necessary to approve the 2000 Plan.

   A copy of the 2000 Plan is attached to this Proxy Statement as Exhibit B.

Description of the 2000 Plan

   The purpose of the 2000 Plan is to provide additional incentive to present and future executives and key employees of the Company and of its subsidiaries by affording them an opportunity to acquire or increase their proprietary interest in the Company through the acquisition of shares of its Common Stock. By encouraging stock ownership by such executives and key employees, the Company seeks to attract and retain in its employ persons of exceptional competence and seeks to furnish an added incentive for them to increase their efforts on behalf of the Company. Options granted under the 2000 Plan may be either "incentive stock options" as defined in Section 422 of the Code or non-statutory stock options.

   The 2000 Plan may be administered by the Board of Directors or by the Compensation Committee (the "Committee"), the members of which are appointed from time to time by the Board of Directors. All questions of interpretation and application of the Plan, of options granted thereunder and of the value of shares of Common Stock subject to an option, are subject to the determination, which is final and binding, of a majority of the Board or the Committee, as the case may be. The Board of Directors (but not the Committee) may, in its discretion, modify, revise or terminate the 2000 Plan at any time, but the aggregate number of shares issuable under the 2000 Plan may not be increased (except in the event of certain changes in the Company's capital structure) without the consent of the stockholders. Unless sooner terminated by the Board, the 2000 Plan will terminate when all of the Common Stock with respect to which options may be granted under the Plan has been issued upon the exercise of such options. No options may be granted under the 2000 Plan after October 9, 2010.

   The 2000 Plan authorizes the grant of options for the purchase of up to 250,000 authorized and unissued or treasury shares of Common Stock to employees (including officers, whether or not they are Directors, and Directors who are also employees) of the Company or any parent or subsidiary of the Company. Incentive stock options may be granted only to officers and other employees. Non-statutory options may be granted to officers and other employees, to members of the Board or the board of any subsidiary, and to other persons providing services to the Company or any subsidiary. No incentive stock option may be granted under the 2000 Plan to a greater than ten percent stockholder, unless the purchase price per share is not less than 110% of the fair market value of the stock at the time such option is granted, and unless the option is not exercisable more than five years after the date it is granted.

   The exercise price for each stock option is determined by the Board or the Committee. However, the exercise price of an incentive stock option may not be less than 100% (110% in the case of an incentive stock option granted to a greater than ten percent stockholder) of the fair market value of the Common Stock at the time the option is granted. Payment of the exercise price may be made in cash or, with the consent of the Board or the Committee, by delivery of issued and outstanding shares of Common Stock of the Company having a fair market value equal to or less than the option price of the shares being acquired, with the balance, if any, to be paid in cash. Common Stock must have been owned by the optionee for a period of six months.

   Under the 2000 Plan, the aggregate fair market value (determined at the time the option is granted) of stock for which incentive stock options are exercisable for the first time by an employee during any calendar year (under all plans of the Company and any parent or subsidiary corporations of the Company) is limited to $100,000, but the value of stock for which incentive stock options may be granted to an employee in a given year may exceed $100,000.

   No option granted under the 2000 Plan may extend for a period exceeding ten years from the date of grant, and the Board of the Committee determines the rate at which an option may be exercised. No incentive stock option issued under the Plan may be transferred other than by will or the laws of descent and distribution, and each option is exercisable, during the lifetime of the optionee, by him/her only.

   Except in the case of death or retirement for reasons of age or disability, options granted under the 2000 Plan will terminate prior to their expiration dates 60 days after termination of the optionee's employment without cause and immediately upon termination of employment for cause, as defined in the Plan. Under the 2000 Plan, options terminate before their expiration dates 180 days after the optionee's death while in the employ of the Company or 90 days after the optionee's retirement for reasons of age or disability. Shares of Common Stock subject to an option (or the unexercised portion thereof) that expires or terminates under the Plan without being exercised may again be subject to an option under the Plan.

   Each non-employee Director will receive an annual non-discretionary grant of a non-statutory option to purchase 1,000 shares of Common Stock on the last business day of January in each year commencing in 2001. No options will be granted under this plan until all options have been granted under the corresponding provisions of the 1997 Plan. The aggregate number of shares that may be issued is 20,000, however, Directors may also be granted options other wise pursuant to the Plan. These non-discretionary options will have an exercise price per share equal to the fair market value of the Common Stock on the date of grant, will not be exercisable until after six months following such date, will have a term of three years and will be fully vested after six months.

   Options granted under the 2000 Plan may, in the discretion of the Board or the Committee, provide that shares purchased upon the exercise of such options will be subject to a right of repurchase in favor of the Company, upon such terms and conditions as determined by the Board or the Committee. The repurchase price per share, or a formula for the determining the repurchase price per share, is fixed by the Board or the Committee at the time the option is granted.

   Under the 2000 Plan, the Board of Directors may, in its discretion, specify upon the granting of an option that as a condition of exercise the optionee agrees that upon request of the Company or the underwriters managing any underwritten offering of the Company's securities the optionee will not, for up to 180 days from the effective date of any registration of securities of the Company, sell or otherwise dispose of any shares issued pursuant to the exercise of such options without the prior written consent of the Company or such underwriters.

   The grantee of a non-statutory option recognizes no income for federal income tax purposes on the grant thereof. On the exercise of such an option, the difference between the exercise price and the fair market value of the shares purchased under the option at the time of such purchase will be recognized by the option holder in the year of exercise as ordinary income, and the fair market value of the shares on the date of exercise will be the tax basis thereof for coputing gain or loss on any subsequent sale. The Company may reduce its taxable income by an amount equal to the amount recognized by the option holder as ordinary income upon exercise of a non-statutory option.

   Generally, the grantee of the incentive stock option recognizes no income for federal income tax purposes at the time of grant or exercise of the option. Rather, the holder ordinarily will recognize taxable income upon subsequent disposition of the shares purchased under the option. If no disposition of shares acquired upon exercise of an incentive stock option is made by the optionee within two years of the date of grant or within one year after exercise of the option, any gain realized by the optionee on the subsequent sale of such shares is treated, for federal income tax purposes as a capital gain. The price paid for the shares purchased upon the exercise of the option will be the tax basis for computing any gain. If the shares are sold prior to the expiration of such periods (a "disqualifying disposition"), the difference between the lesser of the value of the stock at the date of exercise or the date of sale and the exercise price of the stock is treated as compensation taxable to the grantee as ordinary income and the excess gain, if any, is treated as capital gain (which will be mid-term capital gain if the shares were held for more than twelve months but not more than eighteen months and long-term capital gain if the shares were held for more than eighteen months). The amount by which the fair market value of shares at the time of preference item and is included in "alternative minimum taxable income" for the purpose of computing the "alternative minimum tax." The Company does not withhold any tax in connection with the grant or exercise of an incentive stock option and, in the usual circumstances, the Company is not entitled to any tax deduction in connection with the grant or exercise of an incentive stock option.

   The Company believes that, under current federal tax law, options granted under the 2000 Plan will not, at the time of grant, have a readily ascertainable fair market value. Accordingly, under the applicable provisions of the Code, even if options do not qualify as incentive stock options, the grantee of such a non-statutory option would recognize no income for federal income tax purposes on the grant thereof. The 2000 Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974.

   As of October 31, 2000, no options had been granted under the 2000 Plan. Based on the closing price per share of the Company's Common Stock as reported on NASDAQ at that date, the total market value of the 250,000 shares issuable under the 2000 Plan was $1,200,000;.

   If the 2000 Plan is approved by the stockholders, the Company intends to file a registration statement under the Securities Act of 1933 covering the 250,000 shares thus authorized. The Board of Directors has not determined what action it will take in the event that the stockholders do not approve the proposal.

   The Board of Directors recommends that you vote FOR the proposal to approve and adopt the 2000 Stock Option Plan described in this Proxy Statement.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

   The Company has an employment agreement with Alexander Lupinetti dated September 12, 1996 (the "Employment Agreement"), pursuant to which Mr. Lupinetti became Director, Chief Executive Officer and President of the Company effective October 1, 1996. Under the terms of the agreement Mr. Lupinetti's initial base salary was $200,000 and has been increased to $275,0000 and an executive bonus based on the attainment of certain financial objectives. The Company granted Mr. Lupinetti options to acquire up to 79,860 shares of Common Stock under the Company's 1991 Incentive Stock Option Plan at an exercise price of the fair market value of the Common Stock on the date of grant. Mr. Lupinetti has received stock options annually since his initial employment. He currently holds 293,600 stock options. Such options vest quarterly over a period of four years from date of grant. However, if the Company is acquired by a way of sale of substantially all of its assets or by merger, such options will fully vest at the time of such acquisition. The Company also has provided Mr. Lupinetti with an automobile. Finally, in the event Mr. Lupinetti's employment is terminated by the Company other than for cause (as defined) Mr. Lupinetti is entitled to 12 months of severance pay at his then effective per month salary.

                  VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

   The Company's only issued and outstanding class of voting securities is its Common Stock. Holders of the Common Stock are entitled to one vote per share of such stock held by them of record at the close of business on November 27, 2000 upon each matter which may come before the Meeting. At the close of business on November 27, 2000, there were 3,569,659 shares of Common Stock issued and outstanding.

Principal Stockholders

   The following table sets forth certain information as of November 27, 1999 regarding each person known by the Company to own beneficially more than 5% of the Company's Common Stock, each Director and nominee for Director of the Company, each executive officer named in the Summary Compensation Table and all Directors and executive officers of the Company as a group.

                                                       Shares
                                                    Beneficially     Percent
Name                                                  Owned(1)     of Class(2)
----                                                ------------   -----------
Dimensional Fund Advisors Inc......................   308,313(3)       8.2%
  1299 Ocean Avenue
  Santa Monica, CA 90401

Royce Advisory Corp................................   202,104(4)       5.4%
  1414 Avenue of the Americas
  New York, NY 10019

Alexander R. Lupinetti.............................   152,003(5)       4.0%

C. Shelton James...................................     6,873(6)        **

J. David Lyons*....................................     3,973(7)        **

Sandford D. Smith..................................     6,532(8)        **

Robert M. Williams.................................     3,974(9)        **

Gary W. Levine.....................................    23,035(10)       **

William Bent.......................................     5,763(11)       **

All Directors and executive officers as a group (9
 persons)..........................................   201,349(12)      5.4%

--------
*  Nominee for Director

**  Owns less than one percent.

(1) Except as otherwise noted, all person and entities have sole voting and investment power over their shares. All amounts shown in this column include shares obtainable upon exercise of stock options exercisable within 60 days of the date of this Proxy Statement.

(2)  Computed pursuant to Rule 13d-3 under the Exchange Act.

(3) Dimensional Fund Advisors Inc. ("Dimensional"), DFA Investment Dimensions Group Inc. (the "Fund") and The DFA Investment Trust Company (the "Trust") have furnished the Company with a joint report on Schedule 13G dated February 11, 2000, in which Dimensional has advised the Company that it is a registered investment advisor and that Dimensional has sole dispositive power with respect to 308,313 shares of the Company's Common Stock and sole voting power with respect to 308,313 of those shares, and that persons who are officers of Dimensional are also officers of the Fund and the Trust (each an open-end investment company registered under The Investment Company Act of 1940).

(4) Royce and Associates Inc. ("Royce") and Charles M. Royce have furnished the Company with a joint report on Schedule 13G dated February 11, 2000, in which it is stated that Royce is a registered investment advisor and that Royce has sole voting and investment power with respect to 202,104 of these shares. The report also states that Mr. Charles
   M. Royce may be deemed to be a controlling person and as such may be deemed to own beneficially all of the shares covered by the report. Mr. Royce disclaims beneficial ownership of all such shares.

(5)  Includes shares obtainable upon exercise of stock options.

(6) Includes 3,342 shares owned by Mr. James and 3,531 shares obtained upon exercise of stock options.

(7) Includes 443 shares owned by Mr. Lyons and 3,531 shares obtainable upon exercise of stock options.

(8) Includes 3,001 shares owned by Mr. Smith and 3,531 shares obtainable upon exercise of stock options.

(9) Includes 420 shares owned by Mr. Williams and 2,200 shares obtainable upon exercise of stock options.

(10)  Includes 17,441 shares obtainable upon exercise of stock options.

(11)  These shares are obtainable upon exercise of stock options.

(12)  Includes 188,549 shares obtainable upon exercise of stock options.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities Exchange Commission. Officers, directors and greater-than-10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

   Based solely upon a review of Forms 3, 4, 5 and amendments thereto furnished to the Company during fiscal 2000, and written representations that Form 5 was required and duly filed with the commission, the Company believes that all
Section 16(a) filing requirements applicable to its officers, directors and greater-than-10% shareholders were fulfilled in a timely manner.

                                  SOLICITATION

   No compensation will be paid by any person in connection with the solicitation of proxies. Brokers, banks and other nominees will be reimbursed for their out-of-pocket expenses and other reasonable clerical expenses incurred in obtaining instructions from beneficial owners of the Common Stock. In addition to the solicitation by mail, special solicitation of proxies may, in certain circumstances, be made personally or by telephone by Directors, officers and certain employees of the Company, or by American Stock Transfer & Trust Company, the Company's transfer agent. It is expected that the expense of such special solicitation will be nominal. All expenses incurred in connection with this solicitation will be borne by the Company.

          DATE WHEN STOCKHOLDER PROPOSALS ARE REQUIRED TO BE FURNISHED
                   TO THE COMPANY FOR THE NEXT ANNUAL MEETING

   In order to be eligible for inclusion in the Company's proxy statement and form of proxy for the annual meeting scheduled to be held in January 2001, stockholder proposals must comply with SEC Rule 14a-8 and any other applicable rules and must be delivered to the Company's principal executive offices at least 120 days prior to the anniversary date of mailing of this Proxy Statement. This Proxy Statement was sent on or about November 30, 2000, so the date by which proposals were required to be received under Rule 14a-8 will be August 2, 2001.

   In addition, Section 5 of Article II of the Company's by-laws requires that a stockholder who wishes to bring an item of business before the annual meeting must provide notice of such item of business to the Company at its principal executive offices not less than 90 days before the date for such meeting. For next year's scheduled annual meeting, the deadline for submission of notice is October 10, 2001. Section 4 of Article III of the by-laws imposes the same deadline on the nomination by a stockholder of a candidate for election to the Board of Directors. Any proposal or nomination submitted after October 10, 2001 will be untimely. The by-laws contain a number of other substantive and procedural requirements which should be reviewed by any interested stockholder.

                                 MISCELLANEOUS

   The Board does not intend to present at the Meeting any business other than the proposals listed herein, and the Board was not aware, a reasonable time before mailing this Proxy Statement to stockholders, of any other business which may be properly presented for action at the Meeting. No stockholder proposals or stockholder nominees were submitted timely to the Company. If any other business should come before the Meeting, the persons present will have discretionary authority to vote the shares they own or represent by proxy in accordance with their judgment.

                                                                       EXHIBIT A

                          CSPI AUDIT COMMITTEE CHARTER

Organization

   There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be composed of directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member.

Statement of Policy

   The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors and the financial management of the corporation.

Responsibilities

   In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

   In carrying out these responsibilities, the audit committee will:

  . Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the corporation and its divisions and subsidiaries.

  . Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

  . Review with the independent auditor and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review company policy statements to determine their adherence to the code of conduct.

  . Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

  . Provide sufficient opportunity for the independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

  . Review accounting and financial human resources and succession planning within the company.

  . Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

  . Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

                                                                       EXHIBIT B

                                    CSP INC.

2000 Stock Option Plan

 SECTION 1. Purpose

   This 2000 Stock Option Plan (the "Plan") is intended to attract and retain highly qualified and competent employees and directors, to serve as a performance incentive for officers and employees of CSP Inc., a Massachusetts corporation (the "Company"), or its Subsidiaries (as hereinafter defined), and for certain other individuals providing services to or acting as directors of the Company or its Subsidiaries, to encourage persons to whom options are granted (a "Grantee" or "Grantees") to acquire or increase a proprietary interest in the success of the Company and to maintain and enhance the Company's long-term performance and profitability. The Company intends that this purpose will be effected by the granting of incentive stock options ("Incentive Options") as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and other stock options ("Non-Statutory Options") under the Plan. The term "Subsidiaries" means any corporations in which stock possessing 50% or more of the total combined voting power of all classes of stock of any such corporation or corporations is owned directly or indirectly by the Company.

 SECTION 2. Options to be Granted and Administration

   2.1 Options to be Granted. Options granted under the Plan may be either Incentive Options or Non-Statutory Options.

   2.2 Administration by and Power of the Committee. This Plan shall be administered by either the Board or a committee consisting of at least two members of the Company's board of directors (the "Board") or by the "Committee". It is the intention of the Company that the Plan generally shall be administered by "Non-Employee Directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), but the authority and validity of any act taken or not taken by the Committee shall not be affected if any person administering the Plan is not a Non-Employee Director. Except as specifically reserved to the Board under the terms of the Plan, and subject to Section 4.2 hereof, the Committee shall have full and final authority to operate, manage and administer the Plan on behalf of the Company. This authority shall include, but not be limited to: (i) the power to grant, modify and amend options conditionally or unconditionally; (ii) the power to prescribe the form or forms of the instruments evidencing options granted under the Plan; (iii) the power to interpret the Plan; (iv) the power to provide regulations for the operation of the incentive features of the Plan, and otherwise to prescribe regulations for interpretation, management and administration of the Plan; (v) the power to delegate to other persons the responsibility for performing ministerial acts in furtherance of the Plan's purpose; and (vi) the power to engage the services of persons or organizations in furtherance of the Plan's purpose, including but not limited to banks, insurance companies, brokerage firms and consultants.

   In addition, as to each option, except for options granted pursuant to
Section 4.2, the Committee shall have full and final authority in its discretion: (i) to determine the number of shares subject to each option; (ii) to determine the time or times at which options will be granted; (iii) to determine the price for the shares subject to each option, which price shall be subject to the applicable requirements, if any, of Section 5 (c) hereof;
(iv) to determine the duration of the exercise period of each option, which shall not exceed the limitations specified in Section 5 (a) hereof; and (v) to determine the time or times when each option shall become exercisable. The Committee may, in its sole discretion and on a case by case basis, accelerate the schedule of the time or times when options granted hereunder may be exercised.

   No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder.

   2.3 Appointment and Proceedings of Committee. The Board may from time to time appoint members of the committee in substitution for or in addition to members previously appointed, and subject to Section 2.2 hereof may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum, and all actions of the Committee shall require the affirmative vote of a majority of its members. Any action may be taken by a written instrument signed by all of the members, and any action so taken shall be fully effective as if it had been taken by a vote of majority of the members at a meeting duly called and held.

 SECTION 3. Stock

   3.1 Shares Subject to Plan. The stock subject to options granted under the Plan shall be shares of the Company's common stock, $.01 par value ("Common Stock"), either authorized by unissued or held in treasury. The total number of shares that may be issued pursuant to options granted under the Plan shall not exceed an aggregate of 250,000 shares of Common Stock, of which not more than 20,000 shares may be issued pursuant to Section 4.2 hereof. Such numbers of shares shall be subject to adjustment in accordance with Section 7.

   3.2 Lapsed or Unexercised Options. Whenever any outstanding option under the Plan expires, is canceled or is otherwise terminated (other than by exercise), the shares of Common Stock allocable to the unexercised portion of such option shall be restored to the Plan and shall again become available for the grant of other options under the Plan.

 SECTION 4. Eligibility

   4.1 Eligible Grantees. Incentive Options may be granted only to officers and other employees of the Company or its Subsidiaries, including members of the Board who are also employees of the Company or Subsidiary. Non-Statutory Options may be granted to officers or other employees of the Company or its Subsidiaries, including members of the Board, members of the board of directors of any Subsidiary, and to certain other individuals providing services to the Company or its Subsidiaries. Non-Statutory Options may be granted to members of the Board who are not employees of the Company or any Subsidiary ("Outside Directors") only as provided in Section 4.2 hereof.

   4.2 Non-Discretionary Option Grants to Outside Directors. Any other provision of the Plan to the contrary notwithstanding, Outside Directors shall not be eligible to receive options under the Plan except pursuant to this
Section 4.2. On the last business day of January in each year ( the "Grant Date"), each Outside Director shall without any action of the Committee be granted a Non-Statutory Option to purchase 1,000 shares of the Common Stock of the Company; provided, that no such options will be granted until no options are available to be granted under Section 4.2 of the Company's 1997 Stock Option Plan. Options shall be granted pursuant to this Section 4.2 only to persons who are serving as Outside Directors on the Grant Date. The option grant referred to in this Section shall be subject to adjustment in accordance with Section 7 hereof. The purchase price per share of the Common Stock under each option granted pursuant to this Section shall be equal to the fair market value of the Common Stock on the date the option is granted. Each such option shall expire on the third anniversary of the date of grant and shall not be exercisable until after the expiration of six months following the date of grant, becoming fully exercisable at that time.

   4.3 Limitations of 10% Stockholders. No Incentive Option shall be granted to an individual who, at the time the Incentive Option is granted, owns (including ownership attributed pursuant to Section 424 of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any parent or Subsidiary of the Company (a "greater-than-10% stockholder"), unless such Incentive Option provides that (i) the purchases price per share shall not be less than 110% of the fair market value of the Common Stock at the time such Incentive Option is granted, and (ii) such Incentive Option shall not be exercisable to any extent after the expiration of five years from the date it is granted.

   4.4 Limitation on Exercisable Options. The aggregate fair market value (determined at the time the Incentive Option is granted) of the Common Stock with respect to which Incentive Options are exercisable for the first time by any person during any calendar year under the Plan and under any other option plan of the Company (or a parent or subsidiary as defined in Section 424 of the Code) shall not exceed $100,000. Any option granted in excess of the foregoing limitation shall be specifically designated as being a Non-Statutory Option.

 SECTION 5. Agreements Evidencing Stock Options

   Each option agreement (each, a "Plan agreement") shall contain such provisions as the Committee shall from time to time deem appropriate. Plan agreements need not be identical, but each such agreement by appropriate language shall include the substance of all of the following provisions:

   (a) Expiration. Subject to Section 4.2 hereof, notwithstanding any other provision of the Plan or of any Plan agreement, each option shall expire on the date specified in the Plan agreement, which date shall not be later than the tenth anniversary of the date on which the option was granted (fifth anniversary in the case of an Incentive Option granted to a greater-than-10% stockholder).

   (b) Exercise. Subject to Sections 4.2 and 6.3 hereof, each option shall be exercisable in full or in installments (which need not be equal) and at such times as designated by the Committee. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the option expires.

   (c) Purchase Price. The purchase price per share of the Common Stock under each Incentive Option shall be not less than the fair market value of the Common Stock on the date the option is granted. Except as provided in Section
4.2 hereof, the price at which shares may be purchased pursuant to Non-Statutory Options shall be specified by the Committee at the time the option is granted (110% of the fair market value in the case of the a greater-than-10% stockholder) and will be the fair market value of the shares of Common Stock on the date such Non-Statutory Option is granted. For the purpose of the Plan, the fair market value of the Common Stock shall be the closing price per share on the date of grant of the option as reported by a nationally recognized stock exchange, or, if the Common Stock is not listed on such an exchange, as reported by the NASDAQ National Market System, or, if the Common Stock is not quoted on the NASDAQ National Market System, the fair market value as determined by the Committee.

   (d) Transferability of Options. Options granted under the Plan and the rights and privileges conferred thereby may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by applicable laws of descent and distribution, and shall not be subject to execution, attachment or similar process. Upon any attempt so to transfer, assign, pledge, hypothecate or otherwise dispose of any option under the Plan or any right or privilege conferred hereby, contrary to the provisions of the Plan, or (if the Committee shall so determine) upon any levy or any attachment or similar process upon the rights and privileges conferred hereby, such option shall thereupon terminate and become null and void.

   (e) Termination of Employment or Death of Grantee. Except as may be otherwise expressly provided in the terms and conditions of the Plan agreements, options granted hereunder shall terminate on the earlier to occur of:

    (i) the date of expiration thereof; or

    (ii) other than in the case of death of the Grantee or retirement in good standing of the Grantee from the employ of the Company for reasons of age or disability under the then established rules of the Company, immediately upon termination of the employment or other relationship between the Company and the Grantee for cause as determined by the Committee, or 60 days after termination of the employment or other relationship between the Company and the Grantee without cause.

   An employment relationship between the Company and the Grantee shall be deemed to exist during any period during which the Grantee is employed by the Company or by any Subsidiary. Whether an authorized leave of absence or absence on military government service shall constitute termination of the employment relationship between the Company and the Grantee shall be determined by the Committee at the commencement thereof, and the Committee shall promptly notify the Grantee of such determination.

   As used herein, "cause" shall mean (x) any material breach by the Grantee of any agreement to which the Grantee and the Company are both parties, (y) any act or omission to act by the Grantee which may have a material and adverse effect on the Company's business or on the Grantee's ability to perform services for the Company, including, without limitation, the commission of any crime (other than ordinary traffic violations), or (z) any material misconduct or material neglect of duties by the Grantee in connection with the business or affairs of the Company or any affiliate of the Company.

   In the event of the death of a Grantee while in an employment or other relationship with the Company and before the date of expiration of an option held by such Grantee, such option shall terminate on the earlier of such date of expiration or 180 days following the date of such death. After the death of the Grantee, the Grantee's executors, administrators or any person or persons to whom his option may be transferred by will or by laws of descent and distribution shall have the right, at any time prior to such termination, to exercise the option to the extent the Grantee was entitled to exercise such option immediately prior to the Grantee's death.

   If, before the date of expiration of the option, the Grantee shall be retired in good standing from the employ of the Company for reasons of age or disability under the then established rules of the Company, the option shall terminate on the earlier of such date of expiration or 90 days after the date of such retirement. In the event of such retirement, the Grantee shall have the right prior to the termination of such option to exercise the option to the extent to which the Grantee was entitled to exercise such option immediately prior to such retirement.

   (f) Rights of Grantees. No Grantee shall be deemed for any purpose to be the owner of any shares of Common Stock subject to any option unless and until (i) the option shall have been exercised pursuant to the terms thereof and (ii) the Company shall have issued and delivered the shares to the Grantee.

   (g) Repurchase Right. The Committee may in its discretion provide upon the grant of any option hereunder that the Company shall have an option to repurchase, upon such terms and conditions as determined by the Committee, all or any number of shares purchased upon exercise of such option. The repurchase price per share payable by the Company shall be such amount or be determined by such formula as is fixed by the Committee at the time the option for the shares subject to repurchase is granted. In the event the Committee shall grant options subject to the Company's repurchase option, the certificates representing the shares purchased pursuant to such option shall carry a legend satisfactory to counsel for the Company referring to the Company's repurchase option.

   (h) "Lockup" Agreement. The Committee may in its discretion specify upon granting an option that the Grantee shall agree for a period of time (not to exceed 180 days) from the effective date of any registration of securities of the Company (upon request of the Company or the underwriters managing any underwritten offering of the Company's securities), not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares issued pursuant to the exercise of such option, without the prior written consent of the Company or such underwriters, as the case may be.

 SECTION 6. Method of Exercise and Payment

   6.1 Notice of Exercise. Any option granted under the Plan may be exercised by the Grantee by delivering to the Company on any business day a written notice (the "Notice") specifying the number of shares of Common Stock with respect to which the Grantee then desires to exercise the option, specifying the address to which the certificates for such shares are to be mailed and accompanied by payment for such shares.

   6.2 Exercise of Options. Payment for the shares of Common Stock purchased pursuant to the exercise of an option shall be made either (i) in cash equal to the option price for the number of shares specified in the Notice (the "Total Option Price"), or (ii) if authorized by the applicable Plan agreement, in shares of Common Stock having a fair market value equal to or less than the Total Option Price, plus cash in an amount equal to the excess, if any, of the Total Option Price over the fair market value of such shares of Common Stock. The Common Stock must have been owned by the optionee for at least six months. For the purpose of the preceding sentence, the fair market value of the shares of Common Stock so delivered to the Company shall be determined in the manner specified in Section 5(c) hereof. As promptly as practicable after receipt of such Notice and payment, the Company shall deliver to the Grantee certificates for the number of shares with respect to which such option has been so exercised, issued in the Grantee's name; provided, however, that such delivery shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Grantee, at the address specified pursuant to
Section 6.1.

 SECTION 7. Adjustment Upon Changes in Capitalization

   7.1 No Effect of Options upon Certain Corporate Transactions. The existence of outstanding options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of Common Stock, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

   7.2 Stock Dividends, Recapitalizations, Etc. If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving compensation therefor in money, services or property, then (i) the number, class and per share price of shares of stock subject to outstanding options hereunder shall be appropriately adjusted in such a manner as to entitle a Grantee to receive upon exercise of an option, for the same aggregate cash consideration, the same total number and class of shares that the owner of an equal number of outstanding shares of Common Stock would own as a result of the event requiring the adjustment; and (ii) the number and class of shares that may be issued under, and with respect to which options may be granted pursuant to, the Plan shall be adjusted by substituting for the total number of shares of Common Stock then reserved for issuance under, and with respect to which options may be granted pursuant to, the Plan that number and class of shares of stock that the owner of an equal number of outstanding shares of Common Stock would own as the result of the event requiring the adjustment.

   7.3 Determination of Adjustments. Adjustments under this Section 7 shall be determined by the Committee and such determinations shall be conclusive. The Committee shall have the discretion and power in any such event to determine and to make effective provision for acceleration of the time or times at which any option or portion thereof shall become exercisable. No fractional shares of Common Stock shall be issued under the Plan on account of any adjustment specified above.

   7.4 No Adjustment in Certain Cases. Except as herein before expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of price of shares of Common Stock then subject to outstanding options.

 SECTION 8. Effect of Certain Transactions

   8.1 Merger without Change of Control. After a merger of one or more corporations into the Company, or after a consolidation of the Company and one or more corporations, in each case as a result of which (i) the

Company shall be the surviving corporation, and (ii) the stockholders of the Company immediately prior to such merger or consolidation own after such merger or consolidation shares representing at least fifty percent (50%) of the voting power of the Company, each holder of an outstanding option shall, at no additional cost, be entitled upon exercise of such option to receive (subject to any required action by stockholders), instead of the number of shares as to which such option shall then be so exercisable, the number and class of shares of stock or other securities to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the record holder of a number of shares of Common Stock equal to the number of shares as to which such option was exercisable.

   8.2 Sale or Merger with Change of Control. If the Company is merged into or consolidated with another corporation under circumstances in which the Company is not the surviving corporation, or if there is a merger or consolidation where the Company is the surviving corporation but the stockholders of the Company immediately prior to such merger or consolidation do not own after such merger or consolidation shares representing at least fifty percent (50%) of the voting power of the Company, or if unexercised options remain outstanding under the Plan: (i) subject to the provisions of clause (iii) below, after the effective date of such merger, consolidation, liquidation, sale or disposition, as the case may be, each holder of an outstanding option shall be entitled, upon exercise of such option, to receive, in lieu of shares of Common Stock, shares of such stock or other securities, cash or property as the holders of shares of Common Stock received pursuant to the terms of the merger, consolidation, liquidation, sale or disposition; (ii) the Committee may accelerate the time for exercise of all unexercised and unexpired options to a date prior to the effective date of such merger, consolidation, liquidation, sale or disposition, as the case may be, specified by the Committee; or (iii) all outstanding options may be cancelled by the Committee as of the effective date of such merger, consolidation, liquidation, sale or disposition, provided that (x) notice of such cancellation shall be given to each holder of an option and (y) each holder of an option shall have the right to exercise such option to the extent that the same is then exercisable or, if the Committee shall have accelerated the time for exercise of all of the unexercised and unexpired options, in full during the 30-day period preceding the effective date of such merger, consolidation, liquidation, sale or disposition.

 SECTION 9. Amendment of the Plan

   The Board may terminate the Plan and may amend the Plan at any time, and from time to time, subject to the limitation that, except as provided in Sections 7 and 8 hereof, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations, at an annual or special meeting held within 12 months before or after the date of adoption of such amendment, in any instance in which such amendment would;
(i) increase the number of shares of Common Stock that may be issued under, or as to which options may be granted pursuant to, the Plan; or (ii) change in substance the provisions of Section 4 hereof relating to eligibility to participate in the Plan; or (ii) change in substance the provisions of Section 4 hereof relating to eligibility to participate in the Plan. Without limiting the generality of the foregoing, the Board is expressly authorized to amend the Plan, at any time and from time to time, to conform it to the provisions of Rule 16b-3 under the Exchange Act, as that Rule may be amended from time to time.

   Except as provided in Section 7 and 8 hereof, rights and obligations under any option granted before any amendment of the Plan shall not be altered or impaired by such amendment, except with the consent of the Grantee.

 SECTION 10. Non-Exclusivity of the Plan; Non-Uniform Determinations

   Neither the adoption of the Plan by the Board nor the approval of the Plan by the stockholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation the granting of options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

   The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Plan agreements, as to (i) the persons to receive awards under the Plan, (ii) the terms and provisions of awards under the Plan, (iii) the exercise by the Committee of its discretion in respect of the exercise of options pursuant to the terms of the Plan, and (iv) the treatment of leaves of absence pursuant to Section 5(e) hereof.

 SECTION 11. Government and Other Regulations; Tax Withholding

   The obligation of the Company to sell and deliver shares of Common Stock with respect to options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by government agencies as may be deemed necessary or appropriate by the Committee. All shares sold under the Plan shall bear appropriate legends. The Company may, but shall in no event be obligated to, register or qualify any securities covered hereby under applicable federal and state securities laws; and in the event any shares are so registered or qualified the Company may remove any legend on certificates representing such shares. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware.

   Whenever under the Plan shares are to be delivered upon exercise of an option, the Company shall be entitled to require as a condition of delivery that the Grantee remit an amount sufficient to satisfy all federal, state and other governmental tax requirements related thereto.

 SECTION 12. Effective Date of Plan

   The effective date of the Plan is October 18, 2000, the date on which it was approved by the Board. No option may be granted under the Plan after October 18, 2010. Subject to the foregoing, options may be granted under the Plan at any time subsequent to its effective date; provided, however, that (a) no such option shall be exercised or exercisable unless the stockholders of the Company shall have approved the Plan no later than on year from such effective date, and (b) all options issued prior to the date of such stockholders' approval shall contain a reference to such condition.

PROXY                             CSP INC.                             PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned stockholder of CSP Inc. hereby appoints Alexander Lupinetti and Gary Levine, and each or either of them, proxies (with power of substitution to each and to each substitute appointed pursuant to such power) of the undersigned to vote all shares of stock of the Corporation held by the undersigned or which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Corporation to be held on Tuesday, January 9, 2001, and at any and all adjournments thereof, with all powers the undersigned would possess if personally present, as indicated below and on the reverse side hereon upon the matters set forth herein and more fully described in the Notice and Proxy Statement for said Meeting and in their discretion upon all other matters which may properly come before said Meeting. The undersigned herby revokes all proxies, if any, hitherto given by him to others for said Meeting.

   IF THIS PROXY IS PROPERLY EXECUTED AND RETURNED, THE SHARES REPRESENTED HEREBY WILL BE VOTED. IF A CHOICE IS SPECIFIED ON THE REVERSE SIDE HEREOF BY THE STOCKHOLDER WITH RESPECT TO A MATTER TO BE ACTED UPON, THE SHARES WILL BE VOTED UPON SUCH MATTER IN ACCORDANCE WITH THE SPECIFICATION SO MADE. IN THE ABSENCE OF ANY SPECIFICATION, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ALL LISTED NOMINEES FOR DIRECTOR.

                (Continued and to be signed on the other side)

                        Please date, sign and mail your
                     proxy card back as soon as possible!

                        Annual Meeting of Stockholders
                                   CSP INC.

                                January 9, 2001


                Please Detach and Mail in the Envelope Provided


--------------------------------------------------------------------------------

A [X] Please mark your
      votes as in this
      example.


            FOR            WITHHOLD
        the nominee,       AUTHORITY
      except as marked     for the
   to the contrary below   nominee.

Item 1.     [_]              [_]       Nominee: J. David Lyons

  Election of
  Director:
  CLASS II
(INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), print the name(s) of such nominee(s) in the space provided below. To vote for or to withhold authority for the nominee, see above.)

-------------------------------

                                          FOR  AGAINST  ABSTAIN
Item 2. To approve and adopt a 2000       [_]    [_]      [_]
        Stock Option Plan.



Check here if you wish to receive information and press releases [_] on the company via email.
Email address:
              --------------------------------


Check here if you plan to attend the Annual Meeting. [_]

SIGNATURE(S)                  DATE        2000                 DATE         2000
            ------------------    --------    -----------------    ---------
                                               IF HELD JOINTLY

NOTE: Please date, sign exactly as name appears hereon and return promptly. If the shares are registered in the names of two or more persons, both should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should add their titles.

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